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                                                                 EXHIBIT 10.74.1



                       AMENDMENT TO CONSULTING AGREEMENT
                       ---------------------------------

                                 June 23, 2000




This Amendment to Consulting Agreement ("Amendment") is entered into this 23rd day of June 2000 by and among Hide Tanigami ("Tanigami"), Catalyst Semiconductor, Inc. ("CSI") and Global Technology Sourcing, Inc. ("GTS").

Tanigami and CSI entered into a Consulting Agreement dated as of January 1, 2000 (the "Agreement").

Effective this date, CSI and Tanigami wish to amend the Agreement by substituting GTS, a corporation wholly-owned by Tanigami, in place of Tanigami in the Agreement. All other provisions of the Agreement remain unchanged.

Executed this 23rd day of June 2000 at Sunnyvale, California.



                              Global Technology              Catalyst
                              Sourcing, Inc.                 Semiconductor, Inc.




/s/  HIDE TANIGAMI            /s/ HIDE TANIGAMI              /s/ RADU VANCO
-----------------------       ---------------------         --------------------
Hide Tanigami                 Hide Tanigami                 Radu Vanco
In his individual             President and CEO             President and CEO
capacity ("Tanigami")         ("GTS")                       ("CSI")